                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                      EMERGING MARKETS INFRASTRUCTURE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                IMPORTANT NOTICE

                 The Emerging Markets Infrastructure Fund, Inc.
                              One Citicorp Center
                        153 East 53rd Street, 57th floor
                            New York, New York 10022

To Our Fellow Shareholders:

    By now, you have received from us a notice for the upcoming annual meeting of The Emerging Markets Infrastructure Fund scheduled for April 27, 1999. The meeting's purpose is to elect two nominees to the Fund's Board of Directors and to approve auditors of the Fund. You will also be asked to consider three shareholder proposals which the Fund's Board of Directors recommends a vote "AGAINST."

    PLEASE VOTE NOW BY SIGNING THE ENCLOSED WHITE PROXY CARD AND MAILING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EVEN IF YOU HAVE ALREADY VOTED, PLEASE VOTE AGAIN. BE ASSURED THAT YOUR VOTE WILL NOT BE DOUBLE COUNTED. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

    Recently you were sent proxy material from Phillip Goldstein who is seeking to elect himself and another nominee to the board. Mr. Goldstein has also submitted a proposal seeking steps that will reduce or eliminate the discount to net asset value.

    In the opinion of your board, Goldstein's proposal and his reasons for waging this costly proxy campaign are vague and offer no specific plan to reduce the discount. Instead, Goldstein has presented his usual boilerplate list of remedies that only make it difficult to determine what his actual intentions are.

    Your Board, on the other hand, has implemented a specific plan which we believe will enhance the net asset value while providing additional liquidity to those shareholders who wish to sell their shares. Your Board of Directors recently announced significant enhancements to the Share Repurchase Program originally implemented in October 1998. The Fund now intends to repurchase in open market transactions at prevailing market prices no less than 10% (on a rolling twelve month basis) of the fund's outstanding common stock. In addition, the 15% "cap" imposed on repurchases in the program has been changed to an annual (rolling twelve month) cap.

    THE FUND IS COMMITTED TO ACTIVELY SEEKING TO REPURCHASE ITS OUTSTANDING COMMON STOCK (SUBJECT TO THE ANNUAL CAP AND SUBJECT TO APPLICABLE LEGAL REQUIREMENTS) WHENEVER THE DISCOUNT TO NET ASSET VALUE IS 15% OR GREATER. THROUGH MARCH 31, 1999 THE FUND HAS ALREADY REPURCHASED 937,700 SHARES (OR 39% OF THE SHARES SUBJECT TO REPURCHASE UNDER THE ANNUAL CAP) WHICH HAS HAD AN 11 CENT PER SHARE POSITIVE IMPACT ON NET ASSET VALUE.

    YOUR BOARD BELIEVES THE ENHANCED PROGRAM IS AN INNOVATIVE MEANS OF ADDRESSING MARKET DISCOUNTS FOR THE LONG TERM, BECAUSE OF ITS TWO UNIQUE FEATURES -- THE 10% ANNUAL MINIMUM AND THE FIXING OF A SPECIFIC DISCOUNT LEVEL THAT WILL TRIGGER ACTIVE REPURCHASE EFFORTS.

    We are confident that the measures that have been implemented will benefit the fund and all of its shareholders. We ask that you vote "FOR" the Funds nominees and "AGAINST" Goldstein, his other nominee and the shareholder proposals. Please sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid return envelope. Should you need another copy of our proxy materials, or if you have any questions or need other assistance, please call the Fund's proxy solicitor, Georgeson & Company Inc., toll-free at (800) 223-2064.

    On behalf of the Board of Directors, I thank you for your continued interest and support.

Sincerely,
/s/ William W. Priest, Jr.

William W. Priest, Jr.
Chairman and Chief Executive Officer

                                   IMPORTANT

1. Be sure to vote only the WHITE proxy card. We urge you not to sign the GREEN proxy card which is sent to you by Phillip Goldstein. Remember, each properly executed proxy you submit revokes all prior proxies.

2. If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and direct them to vote on the WHITE card "FOR" proposals 1 and 2, and "AGAINST" proposals 3, 4 and 5.

3. If you have any questions or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

                            GEORGESON & COMPANY INC.
                           Call toll-free (800) 223-2064

April 8, 1999

               THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  P       The undersigned hereby appoints Michael A. Pignataro and Rocco A.
        Del Guercio as Proxies, each with the power to appoint his substitute,
  R and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other
  O matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Infrastructure Fund, Inc.
  X (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 27, 1999, and at any
  Y     adjournment thereof.

                                                                -------------
                CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE/
                                                                /   SIDE    /
                                                                -------------

  -----
  /   /  Please mark
  / X /  votes as in
  /   /  this example.
  -----

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2 and "AGAINST" Proposals 3, 4 and 5.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposal 2 and "AGAINST" Proposals 3, 4 and 5.

1. ELECTION OF THE FOLLOWING NOMINEES AS         2. TO RATIFY THE SELECTION OF            FOR     AGAINST   ABSTAIN
   DIRECTORS.                                       PRICEWATERHOUSECOOPERS LLP AS       -------   -------   -------
   William W. Priest, Jr. (three-year term)         INDEPENDENT PUBLIC ACCOUNTANTS      /     /   /     /   /     /
   Martin M. Torino       (three-year term)         OF THE FUND FOR THE FISCAL          /     /   /     /   /     /
                                                    YEAR ENDING NOVEMBER 30, 1999.      -------   -------   -------

                                                 3. TO APPROVE OR DISAPPROVE A            FOR     AGAINST   ABSTAIN
            FOR         WITHHELD                    SHAREHOLDER PROPOSAL RECOMMENDING   -------   -------   -------
          -------       -------                     THAT THE BOARD OF DIRECTORS OF      /     /   /     /   /     /
          /     /       /     /                     THE FUND TAKE THE NECESSARY STEPS   /     /   /     /   /     /
          /     /       /     /                     TO AFFORD THE STOCKHOLDERS OF THE   -------   -------   -------
          -------       -------                     FUND AN OPPORTUNITY TO REALIZE
                                                    NET ASSET VALUE.
   ------
   /    /
   /    /
   -------------------------------------------   4. TO APPROVE OR DISAPPROVE A            FOR     AGAINST   ABSTAIN
      For all nominees except as noted above        SHAREHOLDER PROPOSAL PROVIDING      -------   -------   -------
                                                    THAT THE ADVISORY CONTRACT          /     /   /     /   /     /
                                                    BETWEEN THE FUND AND CREDIT         /     /   /     /   /     /
                                                    SUISSE ASSET MANAGEMENT            -------   -------   -------
                                                    (FORMERLY NAMED BEA ASSOCIATES)
                                                    BE TERMINATED.

                                                 5. TO APPROVE OR DISAPPROVE A            FOR     AGAINST   ABSTAIN
                                                    SHAREHOLDER PROPOSAL RECOMMENDING   -------   -------   -------
                                                    THAT TO THE EXTENT ALLOWED BY       /     /   /     /   /     /
                                                    LAW, THE REASONABLE PROXY           /     /   /     /   /     /
                                                    SOLICITATION EXPENSES OF EACH       -------   -------   -------
                                                    NOMINEE FOR ELECTION TO THE
                                                    BOARD OF DIRECTORS NOMINATED
                                                    BY ONE OR MORE STOCKHOLDERS
                                                    BENEFICIALLY OWNING IN TOTAL,
                                                    AT LEAST 25,000 SHARES OF THE
                                                    FUND'S STOCK BE BORNE BY THE
                                                    FUND.

                                                        MARK HERE    ------
                                                       FOR ADDRESS   /    /
                                                        CHANGE AND   /    /
                                                       NOTE AT LEFT  ------


                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________ Date:______   Signature:_______________ Date:______